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                       SECURITIES AND EXCHANGE COMMISSION

                              Washington DC 20549

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                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the

                        Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported) April 4, 2001
                                 -------------

                         Celestial Ventures Corporation
                Exact name of registrant as specified in charter


Nevada                                  33-12613 NY               22-2814206
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(State or other jurisdiction)     (Commission File Number)      (IRS Employer
                                                             Identification No.)


600 E Crescent Ave #202 Upper Saddle River NJ                       07458
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(Address of principal executive offices)                          (Zip Code)

Registrant's telephone number,
including area code  (201) 934-2100
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Item 5.  Other Events.

On April 4, 2001 Celestial Ventures Corporation (the "Registrant") and Polymer Dynamics, Inc. ("Polymer") entered into a definitive Agreement and Plan of Merger (the "Merger Agreement") providing for transactions that will result in Polymer being merged with and into Registrant. The company surviving the merger will be a Nevada corporation that will be called Polymer Dynamics, Inc. Completion of the merger is subject to, among other things, the approval of the Registrant's and Polymer's stockholders. Under the Merger Agreement each outstanding share of Registrant's Common Stock shall remain unchanged, and each outstanding share of Registrant's Preferred Stock will be converted into one-fifteenth (1/15th) of a share of the surviving corporation's Common Stock. Each outstanding share of Polymer's Common Stock and Series A Preferred Stock will be converted into a single share of Common Stock and Series A Preferred Stock, respectively, of the surviving corporation. A copy of the Merger Agreement is filed herewith as an exhibit.

The Registrant and Polymer jointly issued a press release dated April 6, 2001 announcing that their boards of directors approved the agreement to merge the two corporations. Based on the current number of shares of the Registrant's and Polymer's capital stock outstanding, upon completion of the merger, the former stockholders of Polymer will own approximately 92% of the Common Stock of the surviving corporation. A copy of the press release is also filed herewith as an exhibit.

Item 7.  Financial Statements and Exhibits

(c)      Exhibits (numbered in accordance with Item 601 of Regulation S-B).

         Exhibit (2)  Copy of Agreement and Plan of Merger, dated as of April 4,
                      2001, between Celestial Ventures Corporation and Polymer Dynamics, Inc.

         Exhibit (99) Celestial Ventures Corporation and Polymer Dynamics, Inc.
                      Press Release dated April 6, 2001.

In accordance with Item 601(b)(2) of Regulation S-B, the exhibits described in the Table of Contents of Exhibit (2) have not been filed. The Registrant hereby agrees to furnish supplementary copies of such exhibits to the Commission upon request.


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                                   SIGNATURES

         Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                             CELESTIAL VENTURES CORPORATION
                                             ------------------------------
                                                       (Registrant)


Dated:   April 4, 2001      By: /s/ Irwin Schneidmill
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                                Irwin Schneidmill, President